Employee Benefit Plan, Tax Status (Details)	12 Months Ended
Dec. 31, 2025
Trane Technologies plc
EBP, Tax Status [Line Items]
EBP, Tax Status

5	Tax Status
The Puerto Rico Department of the Treasury has determined and informed the Company by a letter dated March 10, 2014, that the Plan and related trust are designed in accordance with applicable sections of the PR IRC. A second letter was received from the Puerto Rico Department of the Treasury on November 6, 2015 confirming that the amendments made to the Plan in connection with the retirement choice program were also qualified under the PR IRC. The Plan also received letters dated June 23, 2017, July 19, 2021 and March 26, 2024 stating that the Puerto Rico Department of Treasury had no objection to subsequent amendments. The Plan has been amended since requesting the determination letter. The Plan administrator, the Committee and the Plan’s counsel believe that the Plan is being operated in material compliance with the applicable requirements of the Puerto Rico Department of the Treasury and therefore no provision for income tax is required.
GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the Internal Revenue Service or the Puerto Rico Department of the Treasury. The Committee has analyzed the tax positions taken by the Plan and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.